SECURITY CAPITAL REAL ESTATE

MUTUAL FUNDS INCORPORATED

SUPPLEMENT DATED SEPTEMBER 1, 2004 TO

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2004

On September 1, 2004, One Group Dealer Services, Inc., having its principal offices at 1111 Polaris Parkway, Columbus, OH 43240, a subsidiary of JPMorgan Chase & Co., replaces SC-R&M Capital Markets Incorporated as principal underwriter and distributor for Security Capital Real Estate Mutual Funds Incorporated (the “Fund”). As of that date, the term “Distributor” as used in the Statement of Additional Information shall refer to One Group Dealer Services, Inc. Certain affiliates of JPMorgan Chase & Co., including the Fund’s investment adviser, Security Capital Research & Management Incorporated, which is indirectly controlled by JPMorgan Chase & Co., receive fees for providing services to the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE